SECOND AMENDMENT TO
                                CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment") dated as of May 9, 1997 by and among EASY GARDENER ACQUISITION CORP., a Delaware corporation, (the "Borrower") U.S. HOME & GARDEN INC., a Delaware corporation, ("Guarantor"), THE PROVIDENT BANK, an Ohio banking corporation ("Agent") and LASALLE NATIONAL BANK, ANTARES LEVERAGED CAPITAL CORP. and THE PROVIDENT BANK ("Lenders").

                              PRELIMINARY STATEMENT

     WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as of August 9, 1996, and by a First Amendment to Credit Agreement dated as of April 3, 1997 (the "Credit Agreement"); and

     WHEREAS, Borrower has requested Agent and Lenders to provide additional loans to fund the purchase by Borrower of the assets of Plasti-Chain; and

     WHEREAS, Borrower, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

     NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

     1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this Second Amendment.

     2. Definitions; Exhibits; and Schedules; (a) The following definitions contained in Section 1.2 of the Credit Agreement are hereby amended in their entirety to read as follows:

          "Borrowing Base" means the sum of (A) Fifty Percent (50%) of the cost or market value, whichever is lower, of Eligible Inventory, not to exceed Seven Million and 00/100 Dollars ($7,000,000.00), and (B) Eighty Percent (80%) of the outstanding amount of Eligible Accounts (excepting those Eligible Accounts which have a due date more than ninety (90) days but not more than one hundred fifty (150) days past the invoice date, with respect to which the advance rate shall be Fifty Percent (50%), not to exceed Four Million Dollars ($4,000,000.00)), less deductions for co-op advertising liability, customer rebate liabilities and the other deductions specified on the Borrowing Base Report.

          "Credit Commitment" means, in the context of more than one Lender hereunder, the maximum amount to be loaned by such Lender to Borrower as set forth on Schedule 1 hereto or as such Credit Commitment may be amended from


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                                      - 2 -


     time to time or as such is adjusted from time to time amended pursuant to Section hereof.

          "Term Loans" means the Term Loan I, the Term Loan II and the Bridge Loan.

          "Term Notes" means the Term Notes I, the Term Notes II and the Bridge Notes.

     (b) Section 1.2 of the Credit Agreement is hereby amended to add the following definitions to read in their entirety as follows:

          "Bridge Loans" shall have the meaning set forth in Section 2.5A.

          "Bridge Notes" shall have the meaning set forth in Section 2.5A.

          "Make-Whole Amount" - means an amount equal to (i) the sum of the present values of the then remaining scheduled payments of principal and interest discounted at the Make-Whole Discount Rate, (ii) minus the sum of the outstanding principal amount and the amount of interest accrued on such principal since the immediately preceding scheduled payment date; provided, however, that in no event shall the Make-Whole Amount be less than zero.

          "Make-Whole Discount Rate" means, at any time, with respect to the principal amount of the Loan being prepaid, the per annum percentage rate (rounded to the nearest basis point) equal to (i) the arithmetic mean of the average annual yields to maturity for actively traded marketable United States Treasury fixed interest rate securities, adjusted to a rate equal to that reported for U.S. Government--Treasury Constant Maturity (as such term is calculated and defined in the then applicable Statistical Release H.15 published by the Federal Reserve Board) for the two calendar weeks ending on the Saturday next preceding the date of prepayment most nearly equal to the weighted average life to maturity of the outstanding remaining payments of principal.

          "Plasti-Chain Acquisition" means the acquisition by Borrower of substantially all the properties and assets of Plastic Molded Concepts, Inc., a Wisconsin corporation ("PMC") related to a product line of PMC commonly known as the Plastic-Chain product line, substantially on the terms and conditions of an Asset Purchase Agreement dated as of May 9, 1997 among Guarantor, Borrower and PMC.

     (c) The Credit Agreement is hereby amended to add a new Exhibit R to read in its entirety as Exhibit R to this Second Amendment.


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                                      - 3 -


     (d) Schedule 4.9 of the Credit Agreement is hereby amended to add the Intellectual Property Matters listed on Schedule 4.9A to this Second Amendment.

     (e) Schedule 4.20 of the Credit Agreement is hereby amended to add the jurisdictions listed on Schedule 4.20A to this Second Amendment.

     3. Bridge Loan Commitment and Terms. Article 2 of the Credit Agreement is hereby amended to add a new Section 2.5A to be inserted immediately preceding
Section 2.6 to read in its entirety as follows:

     Section 2.5A Bridge Loan.

     (a) Commitment. Each Lender, severally and not jointly, subject to the terms and conditions of this Agreement, hereby agrees to make loans to Borrower in an amount equal to its Participation Percentage of the bridge loans of Three Million Eight Hundred Thousand and 00/100 Dollars ($3,800,000.00) ("Bridge Loan").

     (b) Bridge Notes. The absolute and unconditional obligation of the Borrower to repay the principal of the Bridge Loans and the interest thereon shall be evidenced by promissory notes executed by the Borrower to each Lender in substantially the form of Exhibit R. In the event of an assignment under Section 10.17(a), Borrower shall issue new notes to reflect the new Credit Commitments of the assigning Lender and the assignee thereof. The Bridge Notes shall include the following terms:

          (i) Bridge Loan Maturity. Each Bridge Note shall be dated as of the Second Amendment Closing Date and shall mature and be due and payable in full on November 5, 1997.

          (ii) Interest Rate. Each Bridge Note shall bear interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the daily outstanding principal balance thereunder at a rate per annum equal to Twelve percent (12%) per annum. No part of the Bridge Loan shall be eligible to become a Libor Rate Loan pursuant to Section 2.6.

          (iii) Interest Payment Dates. Interest on the Bridge Notes shall be payable monthly in arrears on the last Business Day of each month beginning May 31, 1997, for the account of Lenders in accordance with their respective Pro Rata Shares, and on the date a Bridge Loan is due (whether by maturity, acceleration or otherwise).

     4. Prepayment of Bridge Loan. Section 2.9(b) of the Credit Agreement is hereby amended to add a new sentence at the end thereof to read as follows:

     "The Borrower shall have the right to prepay the principal of Bridge Loan in full at any time and in part from time to time upon notice to Lenders at least three (3) Business Days prior to the specified prepayment date and upon payment to


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                                      - 4 -


     Lenders of the Make Whole Amount with respect to the Bridge Loan principal being prepaid."

     5. Application of Funds. Section 2.11(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(f) Sixth, to the payment of any outstanding principal on the Bridge Loan, and then, if such payment is received in connection with a prepayment in full of the Term Loan I and a termination of the Revolving Credit Commitment, the payment of any outstanding principal of the Term Loan II Notes; and"

         6. Use of Proceeds. Section 2.13 of the Credit Agreement is hereby amended to add a new sentence at the end thereof to read as follows:

     "The Borrower represents, warrants and covenants to the Agent and each Lender that all proceeds of the Bridge Loan shall be used by the Borrower solely for the purpose of financing all or a portion of the transactions contemplated by the Plasti-Chain Acquisition."

     7. Additional Security for Loans. Section 3.3 of the Credit Agreement is hereby amended to delete the word "and" at the end of clause (c), to replace the "." at the end of clause (d) with "; and", to add a new clause (e) to read as follows:

          (e) each of the following  documents with respect to the  Plasti-Chain
     Acquisition:

               (i) a Collateral Assignment of Purchase Agreement;

               (ii) a Collateral Assignment of Management and Manufacturing Contracts;

               (iii) UCC-1 Financing statements for each of the jurisdictions set forth on Schedule 4.20A of the Second Amendment; and

     8. EBITDA. Section 6.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

          Section 6.8 EBITDA. Borrower shall not permit EBITDA for the Reference Period ending on each Computation Date set forth below to be less than the dollar amount set forth below opposite such date.


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                                      - 5 -



--------------------------------------------------------------------------------
  COMPUTATION DATE                                    AMOUNT
--------------------------------------------------------------------------------
December 31, 1996                                   $1,400,000
--------------------------------------------------------------------------------
March 31, 1997                                       6,700,000
--------------------------------------------------------------------------------
June 30, 1997                                       11,500,000
--------------------------------------------------------------------------------
September 30, 1997                                  12,000,000
--------------------------------------------------------------------------------
December 31, 1997                                   12,000,000
--------------------------------------------------------------------------------
March 31, 1998                                      13,500,000
--------------------------------------------------------------------------------
June 30, 1998                                       14,250,000
September 30, 1998
December 31, 1998
March 31, 1999
--------------------------------------------------------------------------------
June 30, 1999                                       16,000,000
September 30, 1999
December 31, 1999
March 31, 2000
--------------------------------------------------------------------------------
June 30, 2000, and each Computation                 17,000,000
Date thereafter
--------------------------------------------------------------------------------

     9. Fixed Charge  Coverage.  For  purposes of  calculating  compliance  with
Section 6.9 of the Credit Agreement, for Reference Periods including any period during which the Bridge Loan is outstanding, the calculation of Fixed Charges shall be reduced by the outstanding balance of the Bridge Loan at such time.

     10. Reaffirmation of Covenants, Warranties and Representations. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 4 are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 5 and negative covenants set forth in Article 6 thereof, as if fully set forth herein, except to the extent modified by this Second Amendment.

     11. Conditions Precedent to Closing of Second Amendment. On or prior to the closing of the Second Amendment (hereinafter the "Second Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

          (a) Proof of Corporate Authority. Agent shall have received from Borrower and Guarantor copies, certified by a duly authorized officer to be true and complete on and as of the Second Amendment Closing Date, of records of all action taken by Borrower to authorize (i) the execution and delivery of this Second Amendment and all


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                                      - 6 -


     other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this Second Amendment, and
     (ii) its performance of all of its obligations under each of such documents.

          (b) Documents. Each of the documents to be executed and delivered at the Second Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the Second Amendment Closing Date.

          (c) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

          (d) Performance, Etc. Except as set forth herein, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the Second Amendment Closing Date, and no condition shall exist on the Second Amendment Closing Date, which constitutes a Default or an Event of Default.

          (e) Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated on the Second Amendment Closing Date, including execution and delivery of a Bridge Note to each Lender in the amount of its respective Credit Commitments, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to Agent.

          (f) Changes; None Adverse. Since the date of the most recent balance sheets of Borrower delivered to Provident, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Provident shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

          (g) Closing Fees. Agent shall have receive, for the benefit of Lenders in accordance with their Participation Percentages, their portion of the closing fee of $84,000 with respect to the Bridge Loan.

          (h) Plasti-Chain Acquisition. Borrower shall have closed, or be prepared to close contemporaneously with the closing of this Second Amendment, the Plasti-Chain Acquisition on terms and conditions reasonably satisfactory to Agent.


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                                      - 7 -


     12. Miscellaneous. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this Second Amendment and the handling of any other matters incidental hereto.

     (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this Second Amendment, the latter shall govern.

     (c) This Second Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

     (d) This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     (e) This Second Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.


      [Remainder of page intentionally left blank. Signature page follows.]


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                                      - 8 -


     IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.

SIGNED IN THE PRESENCE OF:                     EASY GARDENER ACQUISITION CORP.,
                                               Borrower


/s/ Kathleen Brown                           By:   /s/ Richard J. Raleigh
--------------------------                        ----------------------------
/s/ Lynda G. Gustafson                       Name:     Richard J. Raleigh
--------------------------                   Title:    VP and Secretary


                                             U.S. HOME & GARDEN INC., Guarantor


/s/ Kathleen Brown                           By:   /s/ Richard J. Raleigh
--------------------------                        ----------------------------
/s/ Lynda G. Gustafson                       Name:     Richard J. Raleigh
--------------------------                   Title:    C.O.O.



                                             THE PROVIDENT BANK, Agent


/s/ Joy E. Herald                            By:    /s Nick Jevic
--------------------------                        ----------------------------
/s/ Leslie McHugh                            Name:     Nick Jevic
--------------------------                   Title:    VP



                                             THE PROVIDENT BANK, Lender


/s/ Joy E. Herald                            By:   /s/ Nick Jevic
--------------------------                        ----------------------------
/s/ Leslie McHugh                            Name:     Nick Jevic
--------------------------                   Title:    VP


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                                      - 9 -





                                             LASALLE NATIONAL BANK, Lender


                                             By: /s/ Jeffrey D. Kadlic
                                                --------------------------------
                                             Name:   Jeffrey D. Kadlic
                                             Title:  Commercial Lending Officer



                                             ANTARES LEVERAGED CAPITAL
                                             CORP., Lender


                                             By: /s/ Eric P. Hansen
                                                --------------------------------
                                             Name:   Eric P. Hansen
                                             Title:  Director

                                   SCHEDULE 1


         Lender                               Credit Commitment
         ------                               -----------------


The Provident Bank                            Revolving Credit Commitment:
Percentage:  37.254902%                                $5,960,784.32

                                              Term Loan I Commitment:
                                                       $8,568,627.46

                                              Term Loan II Commitment:
                                                         $838,235.30

                                              Bridge Loan Commitment:
                                                       $1,415,686.28

LaSalle National Bank                         Revolving Credit Commitment:
Percentage:  29.411765%                                $4,705,882.40

                                              Term Loan I Commitment:
                                                       $6,764,705.95

                                              Term Loan II Commitment:
                                                         $661,764.71

                                              Bridge Loan Commitment:
                                                       $1,117,647.07


Antares Leveraged Capital Corp.               Revolving Credit Commitment:
Percentage:  33.333333%                                $5,333,333.28

                                              Term Loan I Commitment:
                                                       $7,666,666.59

                                              Term Loan II Commitment:
                                                         $749,999.99

                                              Bridge Loan Commitment:
                                                       $1,266,666.65